                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                        BF ENTERPRISES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                              BF ENTERPRISES, INC.
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 -------------

                                   TO BE HELD
                            WEDNESDAY, MAY 14, 1997
                                   9:30 A.M.

To the Stockholders:

    The annual meeting of stockholders of BF ENTERPRISES, INC. will be held at 9:30 a.m. on Wednesday, May 14, 1997, at the Tampa Airport Marriott Hotel, Tampa International Airport, Tampa, Florida. The meeting will be held for the following purposes:

        1. To elect five directors to hold office until the next annual meeting of stockholders or until their successors are elected. The present Board of Directors intends to nominate for election as directors: Brian P. Burns, Daniel S. Mason, Ralph T. McElvenny, Jr., Charles E.F. Millard and Paul Woodberry.

        2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    Only stockholders of record at the close of business on April 2, 1997 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JOHN M. PRICE, SECRETARY

San Francisco, California
April 8, 1997

                                  --IMPORTANT--
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                              BF ENTERPRISES, INC.
                                  ------------

                                PROXY STATEMENT
                                 -------------

                                  INTRODUCTION

    The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of BF Enterprises, Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 100 Bush Street, Suite 1250, San Francisco, California 94104. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company's stockholders is April 9, 1997. The proxy is solicited for use at the annual meeting of stockholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, May 14, 1997, at the Tampa Airport Marriott Hotel, Tampa International Airport, Tampa, Florida.

    Only holders of record of the Company's $.10 par value common stock ("Common Stock") on April 2, 1997 will be entitled to vote at the Meeting and any adjournment or postponement of the Meeting. At the close of business on April 2, 1997, there were 3,703,893 shares of Common Stock outstanding. Each stockholder will be entitled to one vote per share of Common Stock held on each proposal considered at the Meeting. A majority of the outstanding shares of Common Stock will constitute a quorum at the Meeting. Shares of Common Stock held by persons who abstain from voting and broker "non-votes" will be counted in determining whether a quorum is present at the Meeting.

    A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person.

    The cost of soliciting proxies will be borne by the Company. Solicitations may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Solicitation by such persons will be made on a part-time basis, and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

    The Company meets the definition of a small business issuer under regulations promulgated by the Securities and Exchange Commission (the "SEC").

                      NOMINATION AND ELECTION OF DIRECTORS

NOMINEES OF THE PRESENT BOARD OF DIRECTORS

    The full Board of Directors, consisting of five directors, will be elected at the Meeting to hold office until the next annual meeting or until the directors' successors are elected. It is intended that the proxies will be voted for the election of the five nominees named below. All five of the nominees are presently directors of the Company. The present term of office of all directors will expire upon election of directors at the Meeting.

    The proxies cannot be voted for more than five persons. Should any nominee become unavailable to serve as a director for any reason, proxies will be voted for the balance of those named and such substitute nominee as may be selected by the Board. The Board does not expect any nominee to become unavailable. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is necessary to elect each nominee. Proxies solicited by the Board will be voted "FOR" the election of the five nominees named below unless stockholders specify in their proxies to the contrary. Shares of Common Stock held by persons who abstain from voting and broker non-votes will not be voted for or against any of the nominees. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting for the election of directors, but broker non-votes will not be counted for this purpose.

    The following table lists the name and age of each person nominated by the Board for election as a director and all positions and offices with the Company held by the nominee.

                                                                         POSITION WITH THE COMPANY
                     NAME                            AGE                  IN ADDITION TO DIRECTOR
-----------------------------------------------      ---      -----------------------------------------------
Brian P. Burns.................................          60        Chairman of the Board, President and
                                                                          Chief Executive Officer

Daniel S. Mason................................          48

Ralph T. McElvenny, Jr.........................          55

Charles E.F. Millard...........................          64

Paul Woodberry.................................          69         Executive Vice President and Chief
                                                                             Financial Officer

    Messrs. Burns and Woodberry were first elected to office in May 1987. Messrs. McElvenny and Millard have served as directors of the Company since June 1987. Mr. Mason was elected a director on October 16, 1996.

    Mr. Burns has been Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1987, and President since March 1988. He also is a director of Kendall-Jackson Winery and a director and Chairman of the Finance Committee of Digital Gene Technologies, Inc.

    Mr. Mason has been managing partner of the San Francisco law firm of Furth, Fahrner & Mason for more than the past five years.

    Mr. McElvenny has been Chairman of the Board of Directors and Chief Executive Officer of Golden Oil Company ("Golden"), a natural resources exploration and production company with principal offices in Houston and Tulsa, and predecessor companies for more than the past five years. He also served as Chief Executive Officer of Cobb Resources Corporation ("Cobb"), an oil and gas exploration and production company in which Golden is a substantial shareholder, from October 1990 until March 1992, when Cobb shareholders approved the sale of Cobb's oil and gas assets to Golden. For more than the past five years Mr. McElvenny also has been Chairman of the Board of Directors and Chief Executive Officer of USR Industries, Inc., a diversified holding company based in Houston.

    Mr. Millard has been managing partner of Millard/O'Reilly Enterprises, a Fairfield, Connecticut firm engaged in real estate, investments and consulting for more than the past five years. Mr. Millard also is President of Sanctuary Ventures, Ltd., a private real estate and investment firm.

    Mr. Woodberry has been Executive Vice President and Chief Financial Officer of the Company since May 1987, and served as Treasurer of the Company from May 1987 to May 1992. For more than the past five years, he has been a consultant to Alleghany Corporation, an asset management company based in New York, or certain of its subsidiaries, and has devoted a majority of his time to such activities. He is a director of Alleghany Corporation and certain subsidiaries of Alleghany Corporation, including World Minerals Inc., Underwriters Re Group, Inc. and Alleghany Properties, Inc.

THE BOARD AND COMMITTEES

    The Board of Directors has standing Audit, Compensation and Executive Committees. The Board currently has no standing nominating committee.

    The Audit Committee, currently composed of Messrs. McElvenny (Chairman) and Millard, met once during 1996. In addition, members of the Audit Committee met from time to time with the Company's internal finance and accounting staff and with representatives of Arthur Andersen LLP, the Company's independent auditors. The function of the Audit Committee is to recommend to the full Board of Directors the firm to be retained by the Company as its independent auditors, to consult with the auditors with regard to the scope of audit practices and the plan of audit, the results of the audit and the audit report, and to confer with the auditors with regard to the adequacy of internal accounting controls.

    The Compensation Committee, currently composed of Messrs. Millard (Chairman) and McElvenny, met once during 1996. In addition, Mr. Millard, as Chairman, met from time to time with the Chairman of the Board to review and consider various compensation matters. The function of the Compensation Committee is to recommend to the full Board of Directors compensation arrangements for the Company's senior management and the adoption of any compensation plans in which officers and directors are eligible to participate, and to review and advise the full Board of Directors with respect to trends in management compensation.

    The Executive Committee, currently composed of Messrs. Burns (Chairman), McElvenny and Millard, did not meet during 1996. The Executive Committee has all of the powers of the Board of Directors, with certain specific exceptions required by Delaware law.

    The Board had four meetings during 1996. Each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served.

EXECUTIVE OFFICERS

    The executive officers of the Company are:

           NAME                  AGE                                    OFFICE
---------------------------      ---      ------------------------------------------------------------------
Brian P. Burns.............          60   Chairman of the Board, President and Chief Executive Officer

Paul Woodberry.............          69   Executive Vice President and Chief Financial Officer

Stuart B. Aronoff..........          64   Senior Vice President--Operations and Assistant Secretary

John M. Price..............          60   Senior Vice President, General Counsel, Secretary and Treasurer

S. Douglas Post............          56   Vice President and Controller

    Mr. Aronoff has been Senior Vice President--Operations and Assistant Secretary of the Company since May 1987.

    Mr. Price has been Senior Vice President, General Counsel and Secretary of the Company since May 1987, and Treasurer since May 1992.

    Mr. Post has been Vice President of the Company since July 1991 and Controller since May 1987.

    All of the executive officers serve at the pleasure of the Board of Directors, subject to the terms of employment agreements relating to certain of such officers; see "Compensation of Executive Officers and Directors--Employment Contract, Termination of Employment and Change in Control Arrangements" below.

                           BENEFICIAL STOCK OWNERSHIP

    The following table sets forth information as of March 24, 1997 concerning beneficial ownership of Common Stock, the Company's only class of equity securities currently outstanding, by (i) the only persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) all directors, (iii) the Chief Executive Officer and (iv) all directors and executive officers as a group.

                                                                                       SHARES OF
                                                                                      COMMON STOCK       PERCENT OF
                                    NAME OF                                           BENEFICIALLY         COMMON
                                BENEFICIAL OWNER                                        OWNED(1)            STOCK
--------------------------------------------------------------------------------  --------------------  -------------
Brian P. Burns..................................................................         1,769,338(2)          44.2%(2)
  100 Bush Street
  San Francisco, CA 94104

Frederick P. Furth .............................................................           690,000(3)          18.6%(3)
  201 Sansome Street
  San Francisco, CA 94104

Jeffrey T. and Karen T. Nebel ..................................................           233,050              6.3%
  2055 94th Ave., N.E.
  Bellevue, WA 98004

J. Stephen Schaub ..............................................................           202,604(4)           5.5%(4)
  9 North Post-Suite 241
  Spokane, WA 99201

Thomas Nebel ...................................................................           200,040(5)           5.4%(5)
  1710 Bellevue Way, N.E.
  Bellevue, WA 98004

Daniel S. Mason.................................................................             1,000(6)         *

Ralph T. McElvenny, Jr..........................................................             7,250(7)         *

Charles E.F. Millard............................................................            21,350(7)(8)       *

Paul Woodberry..................................................................           175,588(9)           4.7%(9)

All directors and executive officers as a group
  (8 persons)(2)(6)(7)(8)(9)(10)................................................         2,351,195             54.5%

------------------------

* Less than 1%

(1) Named persons have sole voting and investment power, except as otherwise indicated.

(2) Includes 302,000 shares subject to presently exercisable options. Also includes 678,200 shares owned by Frederick P. Furth, as to which Mr. Burns holds an irrevocable proxy until May 31, 2001 and as to which Mr. Burns disclaims beneficial ownership. Excludes all shares now or hereafter owned by Messrs. Thomas Nebel, Paul Woodberry, Stuart Aronoff and John Price and five others as to which shares Mr. Burns has rights of first refusal with respect to future sales. An aggregate of at least 458,097 of the outstanding shares of Common Stock currently are subject to these rights.

(3) Includes 11,800 shares owned by the Furth Foundation, a charitable foundation of which Mr. Furth is Chairman of the Board of Directors, as to which shares Mr. Furth has shared voting and dispositive powers. Mr. Furth has granted Mr. Burns an irrevocable proxy to vote all his shares (excluding shares held by the Furth Foundation) during the period ending May 31, 2001.

(4) Includes 10,611 shares as to which Mr. Schaub disclaims beneficial ownership and 18,100 shares as to which Mr. Schaub has shared voting and dispositive powers.

(5) Includes 50,528 shares as to which Mr. Nebel has shared voting and dispositive powers with his wife.

(6) Shares as to which Mr. Mason has shared voting and dispositive powers with his wife.

(7) Includes 5,250 shares subject to presently exercisable options.

(8) Includes 1,400 shares held in a deferred compensation account by a company of which Mr. Millard was formerly Chairman of the Board of Directors and Chief Executive Officer, as to which shares Mr. Millard disclaims present beneficial ownership.

(9) Consists of (i) 108,088 shares owned by a trust of which Mr. Woodberry and his wife are co-trustees, in which capacities Mr. and Mrs. Woodberry share voting and investment power with respect to all such shares, and (ii) 67,500 shares subject to presently exercisable options.

(10) Includes (i) 229,000 shares subject to presently exercisable options, in addition to those described in the foregoing footnotes, held by three executive officers, and (ii) 93,200 shares owned by a trust of which one of those officers and his wife are co-trustees, in which capacity they share voting and investment power with respect to all of such shares, and 700 shares owned by the wife of that officer, as to which shares the officer disclaims beneficial ownership.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The following table sets forth the total compensation that the Company paid or accrued to its Chief Executive Officer, Brian P. Burns, during fiscal years 1994, 1995 and 1996. No other executive officer of the Company received salary and bonus in excess of $100,000 for services rendered in all capacities to the Company during 1996.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
                                         -------------------------           LONG-TERM COMPENSATION
                                                                    ----------------------------------------
                                                                             AWARDS               PAYOUTS
                                                                    -------------------------  -------------
                                                           OTHER                  SECURITIES                     ALL
                                                           ANNUAL    RESTRICTED   UNDERLYING                    OTHER
                                                          COMPEN-      STOCK       OPTIONS/        LTIP        COMPEN-
                                          SALARY   BONUS   SATION      AWARDS        SARS         PAYOUTS      SATION
NAME AND PRINCIPAL POSITION        YEAR    ($)      ($)     ($)         ($)           (#)           ($)        ($)(1)
---------------------------------  ----  --------  -----  --------  ------------  -----------  -------------  ---------
Brian P. Burns                     1996  $240,000   --      --           --           39,000        --        $  15,000
 Chairman of the Board,            1995   180,000   --      --      $   63,750(2)     39,000        --           15,000
 President and Chief               1994   180,000   --      --           --           --            --           15,000
 Executive Officer                                                       --

------------------------------

(1) Amounts accrued in 1996, 1995 and 1994 and paid in 1997, 1996 and 1995, respectively, on behalf of Mr. Burns as fully vested contributions to the Company's Profit Sharing Plan, a defined contribution plan.

(2) The value, on the date of grant, January 3, 1995, of 15,000 shares of restricted stock granted Mr. Burns, pursuant to the Company's 1993 Long-Term Equity Incentive Plan, all of which shares became vested six months following the grant. These shares had a value on December 31, 1996 (based on the closing bid price for the Common Stock on that date) of $93,750, and will receive any dividends payable on Common Stock which may be declared in the future.

OPTION GRANT DURING 1996; VALUE OF OPTIONS AT YEAR-END

    The following table sets forth certain information covering the grant of options to the Company's Chief Executive Officer, Mr. Burns, during the fiscal year ended December 31, 1996, and unexercised options held by Mr. Burns as of that date. Mr. Burns did not exercise any options during fiscal year 1996.

                                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                           INDIVIDUAL GRANTS
                                      NUMBER OF       ---------------------------
                                     SECURITIES         % OF TOTAL OPTIONS/SARS     EXERCISE OR
                                 UNDERLYING OPTIONS/    GRANTED TO EMPLOYEES IN     BASE PRICE
             NAME                 SARS GRANTED (#)            FISCAL YEAR             ($/SH)         EXPIRATION DATE
-------------------------------  -------------------  ---------------------------  -------------  ----------------------
Brian P. Burns                           39,000(1)                    39%            $    6.25         December 11, 2006

------------------------------

(1) Non-qualified stock option to purchase Common Stock issued on December 12, 1996, pursuant to the Company's 1993 Long-Term Equity Incentive Plan, granted at 100% of fair market value on that date, and exercisable in whole or in part at any time prior to the expiration date of the option or its earlier termination in accordance with that plan. The exercise price, and any related income tax withholding obligations, may be satisfied by delivery of cash, secured recourse promissory note, Common Stock owned by Mr. Burns for at least six months, or any combination thereof.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                       NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                           UNEXERCISED OPTIONS/SARS        IN-THE-MONEY OPTIONS/SARS
                                            AT FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
                                       --------------------------------  ------------------------------
                NAME                   EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
-------------------------------------  -----------  -------------------  -----------  -----------------
Brian P. Burns                            302,000                0        $ 868,500             n/a

EMPLOYMENT CONTRACT, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
  ARRANGEMENTS

    Brian P. Burns, Chairman of the Board, President and Chief Executive Officer, has an employment agreement with the Company terminating December 31, 2002, pursuant to which Mr. Burns receives an annual salary of $275,000, effective March 1, 1997. Under his employment agreement, Mr. Burns also is eligible to receive an annual cash bonus not exceeding his base salary, although he did not receive a cash bonus for 1994, 1995 or 1996. The amount of any bonus is determined by the Board of Directors in its sole discretion. In the event Mr. Burns's employment is terminated involuntarily other than for cause, or voluntarily within thirty days following a change in control of the Company, Mr. Burns will be paid, at his election, either (i) his salary, at the rate in effect on the date of termination, plus an equal amount annually in lieu of a bonus, through the stated expiration date of his agreement, or (ii) the present value of such payments, subject in either case to the limitation that Mr. Burns will not receive any amount that would not be deductible by the Company under applicable provisions of the Internal Revenue Code of 1986, as amended.

COMPENSATION OF DIRECTORS

    Each director of the Company who is not also an employee of the Company receives an annual fee of $10,000 for services as a director and $750 for each board meeting attended. Outside directors also receive annual fees of $2,500 as chairman and $1,500 as a member of the Executive, Audit and Compensation Committees. Directors receive reimbursement for travel and other expenses directly related to activities as directors, and outside directors receive an additional $500 for each board meeting they attend which is held more than three hours' air travel from their residences.

    The Company's 1994 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"), which was approved by the Company's stockholders on May 5, 1994, provides for the periodic, automatic granting of non-qualified stock options to non-employee directors of the Company (currently Messrs. Mason, McElvenny and Millard) on the date each person is elected or appointed a director (or, for Messrs. McElvenny and Millard, on May 5, 1994) and thereafter on the date of each annual meeting of stockholders at which he or she, having served at least one year as a non-employee director, is re-elected a director. The initial grant is a non-qualified option for the purchase of 5,000 shares of Common Stock. At each subsequent annual meeting of stockholders, an eligible non-employee director will receive a non-qualified option for the purchase of 2,000 shares of Common Stock. All options granted under the Outside Directors' Plan have an exercise price equal to the fair market value of Common Stock on the grant date, have a term of ten years and one day and vest at the rate of 25% per year for each of the first four years, except that upon the death, disability or retirement of a non-employee director, or upon a director's failure to win reelection after nomination at the recommendation of the Board of Directors, or upon a change of control (as defined in the Outside Directors'
Plan), all options vest automatically and immediately. All options held by a director terminate on the date that such individual ceases to be a director, provided that all options vested and exercisable on that date may be exercised for a period of up to one year following termination or, in the case of termination by reason of death, disability, retirement or failure to win reelection, as described above, for a period of three years. A total of 100,000 shares of Common Stock has been authorized for issuance under the Outside Directors' Plan. Messrs. McElvenny and Millard, were each granted an option for the purchase of 2,000 shares of Common Stock, pursuant to the Outside Directors' Plan, on May 13, 1996 (the date of the 1996 Annual Meeting of Stockholders), with an exercise price of $6.00 per share, the fair market value of a share of Common Stock on that date. Mr. Mason was granted an option for the purchase of 5,000 shares of Common Stock, pursuant to the Outside Directors' Plan, on October 16, 1996 (the date of his election to the Board), with an exercise price of $6.25 per share, the fair market value of a share of Common Stock on that date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has retained the law firm of Furth, Fahrner & Mason, of which Mr. Mason is managing partner, to represent the Company with reference to certain matters during 1996 and 1997.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, independent public accountants, has acted as the Company's auditors since 1987, and the Board intends to reappoint Arthur Andersen LLP to audit the books, records and accounts of the Company for the year ending December 31, 1997. Representatives of that firm will be present at the Meeting with the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

                              ANNUAL REPORT TO SEC

    STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHOULD ADDRESS A WRITTEN REQUEST TO:
SECRETARY, BF ENTERPRISES, INC., 100 BUSH STREET, SUITE 1250, SAN FRANCISCO, CA 94104. EXHIBITS TO THAT REPORT ARE AVAILABLE UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE EQUAL TO THE COMPANY'S COSTS OF COPYING AND MAILING SUCH EXHIBITS.

                             STOCKHOLDER PROPOSALS

    To be considered for presentation at the 1998 Annual Meeting of Stockholders, a stockholder proposal must be received at the offices of the Company not later than December 9, 1997.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment or postponement of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JOHN M. PRICE, SECRETARY

San Francisco, California
April 8, 1997

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POST-PAID ENVELOPE.

                             BF ENTERPRISES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Brian P. Burns and John M. Price, or either of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BF Enterprises, Inc. (the "Company") to be held on May 14, 1997 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held on record by the undersigned on April 2, 1997, as directed below, and in their discretion upon such other matters as may come before the meeting.



                       (TO BE SIGNED ON REVERSE SIDE)








Please sign, date and return this proxy promptly in the enclosed envelope, which requires no postage.



                                                                  SEE REVERSE
                                                                  SIDE

 -----  PLEASE MARK YOUR
   X    VOTES AS IN THIS
 -----  EXAMPLE.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                    FOR    WITHHELD   NOMINEES: Brian P. Burns, Daniel S. Mason,
                   -----    -----               Ralph T. McElvenny, Jr.,
1.  ELECTION OF                                 Charles E.F. Millard and
    DIRECTORS      -----    -----               Paul Woodberry

For, except vote withheld from the following nominee(s):


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SIGNATURE(S)_____________________________________________DATE _____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.